Financial Expense (Income), Net	12 Months Ended
Dec. 31, 2021
Financial Expense (Income) Net [Abstract]
FINANCIAL EXPENSE (INCOME), NET

NOTE 14 - FINANCIAL EXPENSE (INCOME), NET

	Year ended December 31,
	2021	2020	2019
	USD in thousands

Reevaluation of securities, net	10	(85)	--
Reevaluation of other investments	--	--	324
Reevaluation of derivative warrant liabilities			1
Bank interest income	(887)	--	--
Exchange rate differences	(14)	--	(601)
Other	(18)	(94)	(153)
	(909)	(179)	(429)